EXHIBIT 10(b) Amendment Number Six to the Continuing Commercial Credit Agreement by and between Carolina First Bank as Lender and the Registrant, One Price Clothing of Puerto Rico, Inc. and One Price Clothing - U.S. Virgin Islands, Inc. as Borrowers dated June 30, 2000.

                                                  AMENDMENT NUMBER 6

                                                         TO

                                       CONTINUING COMMERCIAL CREDIT AGREEMENT

                                                                   June 30, 2000


One Price Clothing Stores, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing of Puerto Rico, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing - U.S. Virgin Islands, Inc.
1875 East Main Street
Duncan, South Carolina 29334


Gentlemen:

     Carolina First Bank ("Bank"), One Price Clothing Stores, Inc. ("One Price"), One Price Clothing of Puerto Rico, Inc. ("One Price, P.R."), and One Price Clothing - U.S. Virgin Islands, Inc. ("One Price V.I.", and together with One Price and One Price, P.R., individually referred to as a "Borrower" and collectively as "Borrowers") have entered into certain financing arrangements pursuant to the Continuing Commercial Credit Agreement, dated May 16, 1997, between Bank and Borrowers, as amended by Amendment Number 1, dated March 20, 1998, Amendment Number 2, dated April 21, 1998, Amendment Number 3, dated November 5, 1998, Amendment Number 4, dated March 31, 1999, and Amendment Number 5, dated February 23, 2000 (the "Credit Agreement"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Credit Agreement.

     Borrowers have requested that Bank extend the Term of the Credit Agreement through June 30, 2001, and Bank is willing to agree to this Amendment, subject to the terms and conditions set forth herein.

     In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

1. Section 4.2 of the Credit Agreement is hereby amended by deleting the date "February 1, 1997" appearing therein, and substituting therefor, the date "January 29, 2000.


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2.                Section  7.7 of the  Credit  Agreement  is hereby  amended  by deleting the date "February 1, 1997" appearing therein, and substituting therefor, the date "January 29, 2000".

3. Section 11.1(a) of the Credit Agreement is hereby amended by deleting the ending date of the Term of the Credit Agreement of "June 30, 1998 appearing therein (as previously amended by Amendment Number 2 and Amendment Number 4), and substituting therefore, the date June 30, 2001".

4. This Amendment Number 6 replaces paragraph 3 of Amendment Number 4, dated March 31, 1999.

5.       Miscellaneous.


                  a. This Amendment contains the entire agreement of the parties with respect to the specific subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments, and communications between or among the parties concerning the subject matter hereof.
                           This Amendment may not be modified or any provision waived, except in writing, signed by the party against whom such modification or waiver is sought to be enforced.
                           Except as specifically modified herein, and as specifically modified in Amendment Number 1, Amendment Number 2, Amendment Number 4, and Amendment Number 5, the Credit Agreement is hereby ratified, restated, and confirmed by the parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment Number 6, on the one hand, and the Credit Agreement and the prior amendments, on the other hand, the terms of this Amendment Number 6 shall control.

                  b.       Governing Law.
                           -------------

                           This Amendment and the rights and the obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the state of South Carolina, with regard to principals of conflicts of law.

                  c.       Binding Effect.
                           --------------

                           This Amendment shall be binding and enure to the benefit to each of the parties hereto and their respective successors and assigns.

                  d.       Counterparts.
                           ------------

                           This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one in the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.

                                                     Yours very truly,


                                                         Carolina First Bank

                                            By:          /s/ James M. Eanes
                                                         --------------------
                                                         James M. Eanes
                                            Title:       Vice President

AGREED AND ACCEPTED:

                  One Price Clothing Stores, Inc.

By:               /s/ C. Burt Duren
                  --------------------------
                  C. Burt Duren
Title:            Vice President & Treasurer

                  One Price Clothing of Puerto Rico, Inc.

By:               /s/ C. Burt Duren
                  --------------------------
                  C. Burt Duren
Title:            Vice President & Treasurer

                  One Price Clothing - U.S. Virgin Islands, Inc.

By:               /s/ C. Burt Duren
                  --------------------------
                  C. Burt Duren
Title:            Vice President & Treasurer